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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)              February 26, 2002


                           Rhythms NetConnections Inc.
               (Exact name of Registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            000-25685                                 333-0747515
     (Commission File Number)             (IRS Employee Identification No.)

9100 East Mineral Circle, Englewood, Colorado                           80112
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code                (303) 876-6500

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 3. BANKRUPTCY OR RECEIVERSHIP.

     On August 1, 2001 (the "COMMENCEMENT DATE"), Rhythms NetConnections Inc. (the "COMPANY") and certain of its wholly owned subsidiaries (the "DEBTORS") commenced voluntary bankruptcy cases (the "CASES") under Chapter 11 of Title 11 of the U.S. Code in the U.S. Bankruptcy Court for the Southern District of New York (the "BANKRUPTCY COURT") (the "BANKRUPTCY CASE"). The consolidated Cases consist of cases numbered 01-14283 through 01-14287, before Federal Bankruptcy Judge Burton Lifland.

     On November 28, 2001, the Debtors filed the Debtors' Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code and the Debtor's Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code. On January 7, 2002, the Debtors filed the Debtors' Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code (the "DISCLOSURE STATEMENT") and the Debtors' Amended Joint Plan of Liquidation (the "PLAN"). The Disclosure Statement and Plan are attached hereto as exhibits. On January 8, 2002, the Bankruptcy Court, after notice and a hearing, entered an order approving the Disclosure Statement.

     On February 26, 2002, the Bankruptcy Court, after notice and a hearing (the "CONFIRMATION HEARING"), entered an Order Confirming the Debtors Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code (the "CONFIRMATION ORDER"). A copy of the Confirmation Order is attached hereto as an exhibit. The Debtors' Creditors Committee (the "COMMITTEE"), at the Confirmation Hearing, raised a concern relative to the provision in the Plan providing for the release and extinguishment (the "RELEASES") of any and all claims and causes of action accruing to the Debtors against their directors and officers who served on the Debtors' Boards of Directors or who were employed by the Debtors on or after July 23, 2001 ("DERIVATIVE CLAIMS"). The Debtors stipulated that they will, and the Confirmation Order requires them to, reserve $200,000 from the their post-confirmation operating wind down budget for the investigation and prosecution of Derivative Claims, if any. On the first business day after the date which is 180 days after the Effective Date of the Plan (which was March 11, 2002), all Derivative Claims will be extinguished and released, PROVIDED HOWEVER, that (1) the Committee has retained the right to commence a Derivative Claim anytime during such 180-day period and (2) the Releases will not be effective with respect to any officer or director against whom an action is commenced by the Committee during such 180-day period. See Articles I and IX of the Plan for the details of this change to the Plan.

     The Plan, as approved, provides for the liquidation and conversion of all of the Debtors' respective assets to cash and the distribution of the net proceeds therefrom to the Debtors' creditors and equity holders, in accordance with their relative priority. The Plan is a joint plan of liquidation and provides that the Debtors' Chapter 11 Cases will be substantively consolidated. See the Disclosure Statement and the Plan for, among other things, a detailed description of the classification and treatment of claims and equity

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interests under the Plan, treatment of executory contracts and unexpired leases and the bar date for rejection of such contracts and leases, timing of distributions under the Plan, method of distribution under the Plan, provisions for treatment of disputed claims, and implementation and effect of confirmation of the Plan. The Company believes that equity holders will not receive any distributions under the Plan.

     From and after the Effective Date, the Debtors will continue in existence for the purpose of (1) winding down their affairs, (2) liquidating their remaining assets as expeditiously as reasonably possible, (3) enforcing and prosecuting claims, interests, rights and privileges, including, without limitation, the prosecution of avoidance actions, (4) resolving disputed claims,
(5) administering the Plan and taking such actions as are necessary to effectuate the Plan and (6) filing appropriate tax returns.

     From and after the Effective Date, Brian Farley, the sole director of the Company, shall remain as the sole director of the Company (and all bylaws, articles or certificates of incorporation, and related corporate documents are deemed amended by the Plan to permit his continued service), and the Company's sole director and officers (currently, Brian P. Farley, President and Chief Executive Officer, Jeffrey Eikelberner, Executive Vice President, Chief Financial Officer, and Assistant Secretary, and Susan Richart, Executive Vice President, Chief Operating Officer, and Secretary) shall serve in such capacity through the earlier of the date the Company is dissolved in accordance with
Section 6.2(d) of the Plan and the date such director or officer resigns, is terminated or otherwise unable to serve; PROVIDED, HOWEVER, that, in the event that any director or officer of the Company resigns, is terminated or unable to serve as a director or officer, then the Company and the Committee shall have the right to select a successor who shall be appointed a director or officer of the Company, and shall serve in such capacity until the Company is dissolved in accordance with Section 6.2(d) of the Plan or until such director resigns, or is replaced or is terminated. After the Effective Date, any officer or director of the Company may be terminated "for cause" (including fraud, negligence or misconduct) by the Company.

     From and after the Effective Date, the sole director (Brian Farley) and officers of each of the Company's Debtor-subsidiaries (currently, Brian P. Farley, President and Chief Executive Officer, Jeffrey Eikelberner, Executive Vice President, Chief Financial Officer, and Assistant Secretary, and Susan Richart, Executive Vice President, Chief Operating Officer, and Secretary) shall continue to serve in their respective capacities in accordance with the current articles of incorporation.

     Upon the distribution of all assets of the Debtors pursuant to the Plan and the filing by or on behalf of the Debtors of a certification to that effect with the Bankruptcy Court, the Debtors will be deemed dissolved for all purposes without the necessity for any other or further actions to be taken by or on behalf of each of the Debtors or payments to be made in connection therewith; PROVIDED, HOWEVER, that the Company will not be dissolved prior to any of the Debtor-subsidiaries being dissolved, and that the Debtors will file with the Office of the Secretary of State for their respective states of incorporation a certificate of dissolution which may be executed by an officer of the Debtors without the need for approval from the Board of Directors or stockholders. From

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and after the Effective Date, the Debtors will not be required to file any document, or take any other action, to withdraw their business operations from any states in which the Debtors previously conducted their business operations.

     Except for purposes of evidencing a right to distribution under the Plan and as provided for in Section 6.5 of the Plan, on the Effective Date all the agreements and other documents evidencing the claims or rights of any holder of a claim against the Debtors, including options or warrants to purchase equity interests, obligating the debtors to issue, transfer, or sell equity interests or any other capital stock of the Debtors, were cancelled; PROVIDED, HOWEVER, that the capital stock of the Debtors will not be cancelled prior to dissolution.

     Information pertaining to the assets and liabilities of the Company as of approximately the date the Order was entered is attached hereto as an exhibit.

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS.

     Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

(c)  EXHIBITS.

     Exhibit
     Number                               Description
     -------   ----------------------------------------------------------------
      99.1     Debtors' Amended Joint Plan of Liquidation

      99.2 Debtors' Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code

      99.3     Order Confirming the Debtors Amended Joint Plan of Liquidation
               Under Chapter 11 of the Bankruptcy Code

      99.4     Liquidation Analysis


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Rhythms NetConnections Inc.
                                        (Registrant)


Date: March 13, 2002                    /s/ Jeff Eikelberner
                                        ------------------------------
                                        By:    Jeff Eikelberner
                                        Title: Chief Financial Officer